SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2003

KANSAS CITY SOUTHERN

(Exact name of company as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

427 West 12th Street, Kansas City, Missouri 64105

(Address of principal executive offices) (Zip Code)

Company’s telephone number, including area code:

(816) 983-1303

Not Applicable

(Former name or former address if changed since last report)

Item 5.    Other Events

On April 21, 2003, Kansas City Southern, (“KCS” or “Company” ) and Grupo TMM, S.A. (“Grupo TMM”) announced a series of agreements that have been approved by their respective boards of directors, that will, following shareholder and regulatory approval, place The Kansas City Southern Railway Company (“KCSR”), the Texas Mexican Railway Company (“Tex-Mex”), and TFM, S.A., de C.V. (“TFM”) under the common control of a single transportation holding company, NAFTA Rail, to be headquartered in Kansas City, Missouri. As part of the transaction, KCS will change its name to NAFTA Rail, which will trade on the New York Stock Exchange (NYSE). See the Press Release attached hereto as Exhibit 99.1 for further details.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.	Document
(99)	Additional Exhibits

99.1

Press Release issued by Kansas City Southern dated April 21, 2003 entitled, “KCS and TMM Announce Agreements Placing TFM, Texas Mexican Railway and The Kansas City Southern Railway Under Common Control,” is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

By:	/s/ LOUIS G. VAN HORN
Louis G. Van Horn Vice President and Comptroller (Principal Accounting Officer)

Date: April 21, 2003